UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 04, 2025

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47685 Lakeview Blvd.
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Tivic Health Systems, Inc., a Delaware corporation (the “Company”), has approved a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share (“Common Stock”), at a ratio of 1-for-17 (the “Reverse Split”). The Company anticipates that the Reverse Split will become effective on March 7, 2025 (the “Effective Date”).

Reason for the Reverse Split

The Company is effecting the Reverse Split in order to regain compliance with the $1.00 minimum bid price requirement, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Rule”), for continued listing on The Nasdaq Capital Market (the “Minimum Bid Price Requirement”).

As previously disclosed in that Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on July 3, 2024, the Company received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) on June 28, 2024, notifying the Company that, because the closing bid price of the Company’s Common Stock was below $1.00 per share for 30 consecutive trading days, the Company was not currently in compliance with the Minimum Bid Price Requirement. In accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until December 26, 2024, to regain compliance with the Rule.

As further disclosed in that Current Report on Form 8-K filed by the Company with the Commission on January 3, 2025, the Company received an additional letter from Nasdaq on December 27, 2024, notifying the Company that it had not regained compliance with Nasdaq Listing Rule 5550(a)(2) on or before December 26, 2024, the deadline for doing so, and that it was not eligible for a second 180-day remediation period due to the fact that the Company did not comply with the $4,000,000/$5,000,000 minimum stockholders’ equity requirement for initial listing on Nasdaq. The notice further provided that unless the Company timely requested a hearing before a Hearings Panel (the “Panel”), the Company’s securities would be subject to suspension/delisting. On January 3, 2025, the Company timely submitted a request for a hearing before the Nasdaq hearings panel, which was granted. The hearing was held on February 18, 2025, and the Company is awaiting a decision from the Panel.

By effecting the Reverse Split, the Company expects that the closing bid price of the Common Stock will increase above the $1.00 per share requirement to regain compliance with the Minimum Bid Price Requirement. Although no assurances can be provided, the Company believes that the Reverse Split will enable the Company to maintain its Nasdaq listing.

Effects of the Reverse Split

Effective Date; Symbol; CUSIP Number.

The Reverse Split will become effective as of 12:01 a.m. Eastern Time on the Effective Date, and the Common Stock will begin trading on a split-adjusted basis at the open of business on the Effective Date. In connection with the Reverse Split, the CUSIP number for the Common Stock will change to 888705308. The trading symbol for the Company, “TIVC,” will remain unchanged.

Split Adjustment; Treatment of Fractional Shares.

On the Effective Date, the total number of issued and outstanding shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Split divided by seventeen (17). No fractional shares will be issued in connection with the Reverse Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Split. Instead, any fractional shares of Common Stock resulting from the Reverse Split will be rounded up to the nearest whole share of Common Stock.

Also on the Effective Date, all preferred stock, options, warrants and other convertible securities of the Company outstanding, as well as the number of shares reserved under the Company’s amended and restated 2021 equity incentive plan, as amended, in each case immediately prior to the Reverse Split, will be adjusted by dividing the number of shares of Common Stock into which such shares of preferred stock, options, warrants and other convertible securities are exercisable or convertible by seventeen (17) and multiplying the exercise or conversion price thereof by seventeen (17), all in accordance with the terms of the plans, agreements or arrangements governing such securities and subject to rounding.

Certificated and Non-Certificated Shares.

Equiniti Trust Company, LLC, the Company’s transfer agent, is acting as exchange agent for the Reverse Split. Registered stockholders who hold shares of Common Stock are not required to take any action to receive post-Reverse Split shares. Stockholders owning shares of Common Stock via a broker, bank, trust or other nominee will have their positions automatically adjusted to reflect the Reverse Split, subject to such broker’s particular processes, and will not be required to take any action in connection with the Reverse Split.

Delaware State Filing.

On March 4, 2025, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended (the “Charter Amendment”), with the Secretary of State of the State of Delaware, pursuant to which, effective March 7, 2025, the Reverse Split will be effected. A copy of the Charter Amendment is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Capitalization.

As a result of the Reverse Split, each seventeen (17) issued and outstanding shares of Common Stock will be combined into one (1) share of Common Stock. The number of shares of Company Common Stock and preferred stock authorized for issuance under the Company’s Amended and Restated Certificate of Incorporation, as amended, will remain unchanged. The Reverse Split will not change the par value of the Company’s Common Stock or preferred stock.

Immediately after the Reverse Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain materially unchanged, except for changes and adjustments that result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Split.

The above description of the Charter Amendment and the Reverse Split is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 5, 2025, the Company issued a press release announcing the Reverse Split. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. Forward-looking statements may include, but are not limited to, statements related to the effectiveness of the Certificate of Amendment, the Reverse Split and trading on Nasdaq on a post-reverse split adjusted basis, the effects of the Reverse Split (including on the stock price of the Company’s Common Stock and dilution that may result from the rounding up of fractional shares in connection with the Reverse Split), the Company’s ability to regain compliance with Nasdaq’s Minimum Bid Price Requirement, the Company’s ability to maintain the listing of its Common Stock on Nasdaq, as well as statements, other than historical facts, that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in other documents filed with the Commission, including in the Company’s including most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Tivic Health Systems, Inc., filed March 4, 2025 (effective March 7, 2025).
99.1	Press Release, dated March 5, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	March 5, 2025	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer